Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sonja Nelson, the chief financial and operating officer of Ambrx Biopharma Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
This Annual Report on Form 10‑K (the “Report”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2023	By:	/s/ Sonja Nelson
Sonja Nelson
Chief Financial and Operating Officer (Principal Financial and Accounting Officer)